UNITED STATES OF AMERICA
                        THE COMMONWEALTH OF MASSACHUSETTS
                     MASSACHUSETTS INDUSTRIAL FINANCE AGENCY
                FLEXIBLE MODE INDUSTRIAL DEVELOPMENT REVENUE BOND
                   (Copley Pharmaceutical, Inc. - 1989 Series)

REGISTERED OWNER:
PRINCIPAL AMOUNT:                                                       DOLLARS
MATURITY DATE: August 1, 2004
BOND DATE:

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THIS BOND IS NOT A GENERAL  OBLIGATION OF THE MASSACHUSETTS  INDUSTRIAL  FINANCE
AGENCY OR A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE COMMONWEALTH OF MASSACHUSETTS. THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST (EXCLUDING ADDITIONAL INTEREST (HEREINAFTER DEFINED), IF ANY) ON THIS BOND SHALL BE SECURED SOLELY BY THE REVENUES SPECIFICALLY PLEDGED UNDER AND BY THE LOAN AND TRUST AGREEMENT REFERRED TO HEREIN AND BY MONEYS DRAWN UNDER THE LETTER OF CREDIT OR THE STANDBY CREDIT AGREEMENT REFERRED TO HEREIN.
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         1. Payment Provisions. The Massachusetts Industrial Finance Agency (the
"Issuer"),for value received, promises to pay to the Registered Owner of this Bond, or registered assigns or legal representatives (but only from the limited sources and in the manner herein described), the Principal Amount on the Maturity Date unless redeemed prior thereto as hereinafter provided, and, except as otherwise provided herein, to pay interest on the unpaid Principal Amount of this Bond outstanding from time to time from the Bond Date at the rates set forth below on Adjustable Rate Interest Payment Dates during an Adjustable Rate Period, the Flexible Rate Interest Payment Dates during a Flexible Rate Period and the Fixed Rate Interest Payment Dates during the Fixed Rate Period (all as hereinafter defined).

         The final payment of principal, premium, if any, and interest with respect to this Bond (excluding Additional Interest hereinafter defined, if any) shall be payable in immediately available funds at the corporate trust office of the Trustee (hereinafter defined) upon surrender of this Bond, and other payments (except as otherwise provided herein) shall be payable by wire transfer of immediately available funds, provided sufficient wire transfer instructions have been given to the Trustee, and otherwise by check or draft mailed by the Trustee to the Registered owner at its address appearing on the bond register kept by the Trustee as of the close of business on the Record Date, which when used herein shall mean with respect to any Adjustable Rate Interest Payment Date, the Business Day next preceding such Adjustable Rate Interest Payment Date, or with respect to any other Interest Payment Date (hereinafter defined), including the Flexible Rate Interest Payment Date or Fixed Rate Interest Payment Date, the fifteenth day of the month next preceding such Interest Payment Date. As used herein, "Business Day" means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in any of the City of Boston, Massachusetts, or the municipalities in which the principal offices of the Trustee, the Remarketing Agent (hereinafter defined) and the Bank (hereinafter defined) are located.

         Principal and premium, if any, and interest are payable in lawful money of the United States of America.

         2. Interest on the Bonds. This Bond shall bear interest from and including the date hereof (except as herein provided) until payment of the principal hereof shall have been made or provided for in accordance with the provisions hereof and of the Agreement (hereinafter defined) whether at maturity, upon redemption or otherwise. NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY CONTAINED HEREIN OR IN THE -AGREEMENT, NOTHING CONTAINED IN THIS BOND OR THE AGREEMENT SHALL BE DEEMED TO ESTABLISH OR, REQUIRE THE PAYMENT, DIRECTLY OR INDIRECTLY, OF INTEREST OR OTHER CHARGES THE AGGREGATE OF WHICH WOULD EXCEED THE MAXIMUM RATE OF INTEREST PERMITTED BY ANY APPLICABLE LAW. IN THE EVENT THAT ANY AMOUNTS REQUIRED TO BE SO PAID EXCEED THE MAXIMUM RATE OF INTEREST PERMITTED BY ANY SUCH LAW, SUCH AMOUNTS SHALL AUTOMATICALLY BE REDUCED TO THE MAXIMUM RATE OF INTEREST PERMITTED BY SUCH LAW.

         (a) Adjustable Rate Period. During an Adjustable Rate Period (as hereinafter defined) this Bond shall bear interest at a rate (the "Adjustable Rate") as that term is defined in the Agreement.

         In the event that either (i) The First National Bank of Boston discontinues the announcement of ARBI (as that term is defined in the Agreement) or (ii) The First National Bank of Boston ceases to be the Remarketing Agent pursuant to a Remarketing Agreement dated as of July 15, 1989 (as in effect from time to time, the Remarketing Agreement among the Borrower (hereinafter defined), the Trustee and said Bank and including any successor or replacement Trustee), the Adjustable Rate shall be equal to the average coupon rate of interest expressed as a percentage of the yield evaluations at par of United States Treasury obligations having a maturity of 91 days, which shall be announced by the Remarketing Agent to the Trustee, the Issuer and the Borrower on Wednesday of each week, beginning on the first such Wednesday following the discontinuance of ARBI, or the appointment of a Remarketing Agent other than The First National Bank of Boston, as the case may be, each change in such-Adjustable Rate to take effect on the Wednesday next following its announcement.

         As used herein, "Adjustable Rate Interest Period" means each period during the Adjustable Rate Period commencing on (and including) the first Wednesday of each calendar month (or in the case of the first such period, or the date designated in an Affirmative Election (hereinafter defined) to convert to an Adjustable Rate, as applicable, the date of delivery of the Bonds to the original purchaser or purchasers or the date designated in an Affirmative Election to convert to an Adjustable Rate, as applicable) and ending on (but excluding) the first Wednesday of the next succeeding calendar month; and "Adjustable Rate Period" means the period -from either (i) the date of issuance and delivery of the Bonds or (ii) the date designated in an Affirmative Election to convert to an Adjustable Rate, as applicable, to and including the earlier of
(x) a Conversion Date (hereinafter defined) or (y) the date the principal of, premium, if any, and interest on the Bonds (excluding Additional Interest, if any) shall have been paid in full in accordance with the Agreement and the Bonds.

         Interest during an Adjustable Rate Period shall be computed on the basis of a 365-or 366-day year, as applicable, and the number of days actually elapsed and shall be payable on (i) the first Wednesday in each calendar month during the Adjustable Rate Period, commencing on the first Wednesday of each calendar month succeeding (i) the date of delivery of the Bonds to the original purchaser or purchasers, (ii) the Conversion Date, and (iii) the date the principal of, premium, if any, and interest on the Bonds (excluding Additional Interest, if any) shall have been paid in full in accordance with the provisions of the Agreement and the Bonds (each such date being herein referred to as an "Adjustable Rate Interest Payment Date").

         (b) Conversion to Flexible, Fixed or Adjustable Rates. The Bonds are issued subject to the provision that the interest rate on the Bonds may change from the Adjustable Rate and (i) may be converted to a Flexible Rate (as defined in the Agreement) until a Put Date (hereinafter defined) or (ii) will become irrevocably fixed until maturity at the Fixed Rate (as defined in the Agreement) upon the election by the Borrower to exercise an option to convert on such date, which is the first day of the month as the Borrower shall select, subject to the terms and conditions of the Agreement (the "Conversion Date"), by giving written notice to the Issuer, the Trustee, the Remarketing Agent and the Bank not less than 35 days nor more than 90 days before the Conversion Date, together with an opinion of Bond Counsel (as defined in the Agreement), all as more particularly described in the Agreement. Upon receipt of such written notice and opinion, the Trustee shall call all of the Bonds for mandatory tender for purchase on the Conversion Date as provided in Section 6(e) hereof.

         If the interest rate on the Bonds has been converted to a Flexible Rate for a Flexible Rate Period (as hereinafter defined), the Borrower must give written notice as described in the Agreement to the Issuer, the Trustee, the Remarketing Agent and the Bank of its irrevocable election (an "Affirmative Election") as of the Put Date then in effect to enter another Flexible Rate Period or to convert to either (i) an Adjustable Rate or (ii) the Fixed Rate not less than 35 nor more than 90 days before such Put Date, together within an opinion of Bond Counsel (as defined in the Agreement), all as more particularly described in the Agreement. Upon receipt of such written notice and opinion, the Trustee shall call all of the Bonds for purchase or redemption on such Put Date as provided in Section 6(e) hereof, provided that if the Borrower fails to give valid written notice of an Affirmation Election as specified herein and in the Agreement, the Bonds shall be redeemed and shall not be eligible for purchase as described in Section 6(e).

         "Fixed Rate Interest Payment Date" means the January 1 or July 1 during the Fixed Rate Period next succeeding the Conversion Date or the Put Date and each January 1 and July 1 thereafter until the principal of, premium, if any, and interest (excluding Additional Interest, if any) on the Bonds shall have been paid in full.

         As used herein, "Flexible Rate Interest Payment Date" means, with respect to any Flexible Rate Period, the first day of the sixth calendar month after the commencement of such Flexible Rate Period and the first day of each sixth calendar month thereafter, and (ii) the Put Date; and "Flexible Rate Period" means the period beginning on a Conversion Date on which the Borrower has exercised its option to convert to a Flexible Rate or on a Put Date on which the Borrower has made an election to enter a new Flexible Rate Period, as applicable, and ending on the next succeeding Put Date.

         As used herein, "Put Date" means the date designated by the Borrower upon exercising its option to convert to a Flexible Rate or to enter a new Flexible Rate Period, as applicable, as the date as of which the Flexible Rate Period shall terminate, which date shall be the second Flexible Rate Interest Payment Date in the Flexible Rate Period or any second Flexible Rate Interest Payment Date thereafter or, if earlier, the Maturity Date.

         Interest during any Flexible Rate Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and shall be payable on each Flexible Rate Interest Payment Date during such Flexible Rate Period. Interest after conversion to the Fixed Rate shall be calculated on the basis of a 360-day year consisting of twelve 30-day months and shall be payable on each Fixed Rate Interest Payment Date during the Fixed Rate Period.

         3. Description of Bond Issue. This Bond is one of an issue of $7,500,000 Massachusetts Industrial Finance Agency Flexible Mode Industrial Development Revenue Bonds (Copley Pharmaceutical, Inc. - 1989 Series) (the "Bonds") issued under a Loan and Trust Agreement dated as of July 15, 1989 (as in effect from time to time, the "Agreement") among Copley Pharmaceutical, Inc. (the "Borrower"), the Issuer, The First National Bank of Boston, as Trustee (the "Trustee", which term includes any successors in said trust or, where the context so requires, any separate Trustee or Co-Trustee appointed by the Trustee pursuant to the provisions of the Agreement), and The First National Bank of Boston, as issuer of a Letter of Credit supporting the Bonds. The proceeds of the Bonds will be loaned (the "Loan") by the Issuer to the Borrower under the Agreement to finance the cost of acquiring, improving and installing industrial development facilities to be owned and used by the Borrower in Canton, Massachusetts, including costs incidental thereto. The Bonds are issued pursuant to and in full compliance with the laws of The Commonwealth of Massachusetts, including Chapter 23A of the Massachusetts General Laws and duly adopted by the Board of Directors of the Issuer, which resolutions also authorize the execution and delivery of the Agreement. Loan payments sufficient for the prompt payment when due of the principal of, premium, if any, and interest (excluding Additional Interest, if any) on the Bonds are to be paid by the Borrower to the Trustee for the account of the Issuer and deposited in the Bond Fund established by the Agreement and have been duly pledged by the Issuer to the Trustee for that purpose.

         During an Adjustable Rate Period principal of and interest on the Bonds are further supported by moneys which may be drawn by the Trustee under an irrevocable standby letter of credit issued by the Bank to the Trustee (or any substituted credit facility issued in accordance with Section 512 of the Agreement) to the extent and in the manner provided therein, and by funds which may be advanced by the Bank to the Trustee under a Standby Credit Agreement dated as of July 15, 1989 among the Borrower, the Trustee and the Bank (as from time to time in effect, the "Standby Credit Agreement", which term shall include any substituted Standby credit Agreement delivered to the Trustee in accordance with Section 512 of the Agreement) to the extent and in the manner described therein. References herein to the "Letter of Credit" shall mean said letter of credit issued by The First National Bank of Boston, or a substituted credit facility, whichever is then in effect, and references herein to the "Bank" shall mean The First National Bank of Boston, or, where appropriate, the issuer of a substituted credit facility or substitute Standby Credit Agreement. The initial Letter of Credit has been issued under a Reimbursement Agreement dated as of July 15, 1989 (as in effect from time to time, the "Reimbursement Agreement") between the Borrower and the Bank.

         The Trustee is entitled under the initial Letter of Credit (which is scheduled to expire unless earlier terminated upon a Conversion Date or a Put Date, as the case may be) on the earliest to occur of: (a) 5:00 P.M., Boston time, on August 2, 1994 or, if that date is not a Business Day, on the first Business Day after that date; (b) the date on which the Stated Amount (as defined in the Letter of Credit) thereof is reduced to zero; (c) the date of establishment of a Substitute Letter of Credit (as defined in the Agreement); or
(d) the date on which the Bank shall have received written notice from the Trustee that all of the Bonds have been paid in full in accordance with Section 103 of the Agreement, but may be extended, renewed or replaced by a substitute credit facility, on or before such date) upon the occurrence of an Event of Default under the Agreement to draw up to (a) the aggregate principal amount of the Bonds then outstanding to pay the principal of the Bonds, and (b) an amount equal to up to 127 days' interest accrued on the Bonds (calculated at a maximum rate of 15% per annum), excluding Additional Interest, on or prior to the maturity thereof, during the period prior to a Conversion Date or a Put Date. The Trustee is entitled under the initial Standby Credit Agreement, subject to the provisions thereof, to obtain advances of up to (a) the aggregate principal amount of the Bonds then outstanding to pay the principal of the Bonds, and (b) an amount equal to up to 127 days' interest accrued on the Bonds (calculated at a maximum rate of 15% per annum), excluding Additional Interest, to pay the purchase price of any Bonds tendered for purchase during the Adjustable Rate Period but not remarketed on the purchase date.

         INTEREST PAYMENTS ON THIS BOND IN EXCESS OF 15% PER ANNUM AND PAYMENTS OF ADDITIONAL INTEREST, IF ANY, ON THIS BOND ARE NOT PAYABLE UNDER THE LETTER OF CREDIT OR SUPPORTED BY ANY OTHER SECURITY.

         The  Borrower  has caused the Letter of Credit to be  delivered  to the
Trustee pursuant to the requirements of the Agreement which permits a substitution of a substitute credit facility (including any irrevocable transferable letter of credit, insurance policy, guaranty, surety bond or other agreement) if the Borrower shall furnish to the Trustee (i) an opinion of Bond Counsel stating that the delivery of such substitute credit, facility to the Trustee is authorized under the Agreement and complies with the terms thereof and does not result (either prospectively or retroactively) in the inclusion of interest on the Bonds for federal income tax purposes in the gross income of any Bondholder or former Bondholder, (ii) an opinion of counsel in form and substance reasonably satisfactory to the Trustee (and substantially similar in content with respect to the substitute credit facility as those opinions originally rendered with respect to the Letter of Credit in connection with the original issuance of the Bonds) to the effect that the substitute credit facility is the valid, binding and enforceable obligation of the bank or other institution issuing it and that payments on the Bonds out of the proceeds of a drawing on the substitute credit facility will not constitute voidable preferences under the federal Bankruptcy Code or other applicable laws and regulations and (iii) either (A) written evidence from Moody's Investors Service, Inc. ("Moody's"), if this Bond is then rated by Moody's, or Standard & Poor's Corporation ("S&P"), if this Bond is then rated by S&P, in each case to the effect that such rating agency has reviewed the proposed substitute credit facility and that the substitution of the proposed substitute credit facility for the Letter of Credit will not, by itself or in conjunction with a change in interest rate made as provided in this Agreement, result in a reduction or increase of such agency's rating of this Bond from that which then prevails or, if such a change will occur, receipt by the Trustee of an opinion of Bond Counsel that such change in rating will not result (either prospectively or retroactively) in the inclusion of interest on the Bonds for federal income tax purposes in the gross income of any Bondholder or former Bondholder, or (B) written evidence confirming to the Trustee that the Bank issuing such substitute credit facility has senior debt (or, in the absence of such senior debt, has issued a letter of credit, insurance policy or other credit enhancement device in support of a third party's debt or has long-term deposits) which has a rating from Moody's or S&P either (x) equal to or better than the second highest long-term debt rating category (excluding pluses or minuses), or (y) equal to or better than the rating of long-term obligations or long-term deposits of the issuer of the credit facility being replaced by such substitute credit facility (excluding pluses or minuses) and, in the case such rating is better than the rating of long-term obligations or long-term deposits of the issuer of the credit facility being replaced, and such substitution is in conjunction with a change in the interest rate mode, the Trustee shall also have been furnished with an opinion of Bond Counsel that such increase in rating will not result (either prospectively or retroactively) in the inclusion of interest on the Bonds for federal income tax purposes in the gross income of any Bondholder or former Bondholder. The Agreement also permits a substitution of a substitute Standby Credit Agreement complying with the provisions of Section 512 of the Agreement. The Letter of Credit may by its terms provide for extensions thereof and the Bank may, at its election, but shall not be obligated to, extend the Letter of Credit; or the Borrower may provide for a substitute credit facility for the period after the expiration of the Letter of Credit.

         The Bonds are to be equally and ratably secured and entitled to the protection given by the Agreement and the Letter of Credit, the Standby Credit Agreement or any substitute credit facility. Reference is hereby made to such documents for a description of the nature and the extent of the security for the Bonds, the rights, duties and obligations and immunities of the Issuer, the Trustee and the Registered Owners and the terms upon which the Bonds are or may be issued and secured.

         4. Effect of Determination of Taxability; Additional Interest Payments. Upon the occurrence of a Determination of Taxability (as defined in the Agreement) the Bonds shall be redeemed by the Issuer (but only from the limited sources and in the manner herein described), prior to stated maturity, in whole and not in part of a redemption price equal to the outstanding principal amount redeemed plus accrued and unpaid interest thereon to the redemption date, at the Adjustable Rate, the Flexible Rate or the Fixed Rate, as the case may be. Any such redemption shall be made not more than 12 days after the Determination of Taxability. Any Determination of Taxability shall be conclusive as to the Issuer, the Borrower and the Registered Owner or former Registered Owner.

         Upon a Determination of Taxability there shall also be due from the Borrower to each Registered Owner or former Registered owner of this Bond which owned the Bond during any portion of the Penalty Interest Period (as defined below) Additional Interest for such portion of the Penalty Interest Period (calculated as interest is calculated during the Adjustable Rate Period, the Flexible Rate Period or the Fixed Rate Period, as applicable) within forty-five
(45) days of the redemption date. As used herein, "Additional Interest" means interest on the unpaid Principal Amount of this Bond outstanding from time to time from the Taxability Date (as defined below) to the redemption date (the "Penalty Interest Period") at rates in effect from time to time during the Penalty Interest Period equal to the excess of the Taxable Penalty Rates (as defined below) over the Adjustable Rates, the Flexible Rate or, the Fixed Rate in effect from time to time during the Penalty Interest Period. As used herein "Taxable Penalty Rates" means per annum rates of interest equal to a fraction in which the numerator is the Adjustable Rate, Flexible Rate or Fixed Rate in effect from time to time during the Penalty Interest Period and the denominator is equal to one minus the maximum statutory marginal income tax rate (expressed as a decimal) applicable to either corporations or individuals (whichever is higher) in effect from time to time during the Penalty Interest Period. The Taxable Penalty Rates and the periods after the Taxability Date (which is determined as described below) during which each Taxable Penalty Rate is in effect shall be determined by the Remarketing Agent, and such determination shall be conclusive and binding on the Borrower, the Trustee, the Issuer, the Bank, and any Bondholder or former Bondholder which owned the Bonds during the Penalty Interest Period. "Taxability Date" shall mean the date as of which interest on the Bonds ceased to be excluded from gross income for federal income tax purposes, and the Trustee shall determine such date by obtaining within 15 days of a Determination of Taxability an opinion acceptable to the Bank of Bond Counsel with respect to when such date occurred and so notifying the Borrower and the Remarketing Agent of such date within three Business Days after receipt of such opinion. Although a claim for Additional Interest on this Bond may be assigned by written notice to the Borrower, it shall not be transferred by transfer of this Bond. Additional Interest shall be payable by the Borrower to the Registered owner or former Registered owners which owned this Bond during the Penalty Interest Period, or their assigns.

         Redemption of this Bond and the payment of Additional Interest as described in this Section 4 are in lieu of any damages that might otherwise be payable to the Registered Owner or former Registered Owners of this Bond by reason of a Determination of Taxability. Any Additional Interest, if not paid when due, shall bear interest at the FNBB Base Rate plus 3% per annum.

         PAYMENTS OF ADDITIONAL INTEREST ARE NOT SUPPORTED BY THE LETTER OF CREDIT OR ANY OTHER SECURITY AND WILL NOT BE PAID FROM PRIORITY FUNDS, BUT ARE UNSECURED OBLIGATIONS SOLELY OF THE BORROWER UNDER THE AGREEMENT WHICH SURVIVE PAYMENT OF THE BONDS. ANY PAYMENTS OF ADDITIONAL INTEREST ON THIS BOND ARE NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES. Failure by the Borrower to pay such Additional Interest to any registered owner or former registered owner of a Bond at the time principal of such Bond is paid shall not affect the time of maturity of such principal so long as all other prerequisites to the payment of such principal are satisfied, and shall not constitute an Event of Default under the Agreement or this Bond.

         5.  Exchange  and  Transfer.   This  Bond  is  exchangeable  for  fully
registered bonds in denominations of not less than $100,000 or any multiple of $100,000 in excess thereof.

         This Bond is transferable on the bond register upon its surrender at the corporate trust office of the Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee, duly executed by the Registered owner or its attorney or legal representative but only in the manner and subject to the limitations and conditions provided in the Agreement.

         BY ACCEPTANCE OF THIS BOND, THE REGISTERED OWNER AGREES THAT, EXCEPT IN CONNECTION WITH THE TENDER OF THIS BOND FOR PURCHASE PURSUANT TO SECTION 401(d) OR 401(e) OF THE AGREEMENT, IT WILL NOT TRANSFER OR GRANT PARTICIPATIONS IN THIS BOND IN DENOMINATIONS OF LESS THAN $100,000 AND OTHER THAN TO "ACCREDITED INVESTORS" AS DEFINED IN SECTION 230.501(a) OF REGULATION D ISSUED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SO LONG AS THIS BOND BEARS AN ADJUSTABLE RATE; AND THE REGISTERED OWNER FURTHER AGREES THAT, EXCEPT IN CONNECTION WITH THE TENDER OF THIS BOND (OR PORTIONS THEREOF) FOR PURCHASE PURSUANT TO SECTION 401(e) OF THE AGREEMENT, IT WILL NOT SELL OR GRANT PARTICIPATIONS IN THIS BOND OTHER THAN TO SUCH "ACCREDITED INVESTORS" SO LONG AS THIS BOND BEARS A FLEXIBLE RATE OR A FIXED RATE WITHOUT THE PRIOR WRITTEN CONSENT OF THE REMARKETING AGENT.

         6. Redemption or Purchase of Bonds. Principal of the Bonds is subject to redemption or purchase as follows:

         (a) Optional Redemption. (i) During an Adjustable Rate Period or a Flexible Rate Period the Bonds shall be redeemed as provided in Section 401(a) of the Agreement, by the Issuer at the written direction of the Borrower (but only from the limited sources and in the manner herein described), in whole or in part from time to time in the amount of $100,000 or any multiple of $100,000 in excess thereof (or such lesser amount as shall be necessary to redeem the Bonds in whole), on any Adjustable Rate Interest Payment Date or Flexible Rate Interest Payment Date, as appropriate, at a redemption price equal to the principal amount redeemed, plus accrued interest to the redemption date, subject to the limitations on redemption set forth in said Section 401(a); provided that no such redemption shall occur prior to the expiration of six months from closing date of the issuance and sale of this Bond to the initial purchaser hereof.

         (ii) Subsequent to any conversion to the Fixed Rate, the Bonds shall be redeemed by the Issuer, at the written direction of the Borrower, in whole or in part from time to time on any Fixed Rate Interest Payment Date in the amount of $100,000 or any multiple of $100,000 in excess thereof (or such lesser amount as shall be necessary to redeem the Bonds in whole), at a redemption price equal to the principal of and unpaid accrued interest on the Bonds to the date fixed for redemption by the Borrower plus a premium in the first year in which redemption is permitted declining one percent in each year thereafter until no redemption premium remains in effect (expressed as percentages of their principal amount) as set forth below:


                                           Years Following the Conversion Date
Number of Whole Years from the             During Which No Redemption is
Conversion Date to the Stated Maturity     Permitted
of the Bonds                                                                                   Premium
------------                                                                                   -------
If more than 11 years                                    7 years                                  3%
  but less than 15
If more than 7 years                                     5 years                                  3%
  but less than 11
If more than 3 years                                     2 years                                  2%
  but less than 7
If 3 years or less                               No redemption permitted                         N/A

Any optional redemption of a part of the Bonds pursuant to this section 6(a) shall be applied to reduce the final payment and mandatory sinking fund requirements on the Bonds in inverse order of maturity unless otherwise directed by the Borrower by notice to the Issuer, the Bank and the Trustee prior to such redemption.

         (b) Extraordinary Optional Redemption. Principal of the Bonds shall be redeemed in whole but not in part by the Issuer (but only from the limited sources and in the manner herein described), at the option and direction of the Borrower, on any date at a redemption price of 100% of the principal amount redeemed, plus accrued interest to the redemption date, upon the occurrence of any extraordinary event described in Section 401(b) of the Agreement.

         (c) Mandatory Redemption. Principal of the Bonds shall be redeemed from surplus moneys not applied to the costs of acquiring, improving or equipping of the Project or from insurance proceeds or condemnation awards deposited in the Bond Fund from the Project Fund pursuant to Sections 501B and 502(e) of the Agreement, as the case may be, to the extent, in the manner and at the times provided for therein at 100% of the principal amount redeemed, plus accrued interest to the redemption date (excluding Additional Interest, if any). The Bonds shall also be redeemed: (i) in whole as provided in Section 4 above upon a Determination of Taxability, (ii) in whole on the Business Day next preceding the date of expiration or termination of the Letter of Credit (unless such Letter of Credit is being renewed or replaced as contemplated by Section 512 of the Agreement), or (iii) in whole or in part upon the occurrence of any other event described in Section 401(c) of the Agreement at the redemption price and on the terms set forth therein.

         (d) Tender for Purchase  upon  Election of  Bondholder.  As provided in
Section 401(d) of the Agreement, during an Adjustable Rate Period this Bond (so long as it is not a "Borrower Bond" as that term is defined in the Agreement and the Standby Credit Agreement referred to therein), or any portion thereof that not less than $100,000, or any multiple of $100,000 in excess thereof may be tendered for purchase in accordance with the Depositary Agreement (hereinafter defined) and to the extent of available funds on the demand of the Registered Owner on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest to the date of purchase (but excluding Additional Interest, if any) upon: (A) delivery to the Trustee at its corporate trust office of a written notice in substantially the form appended as Exhibit 401 to the Agreement (a "Bondholder's Tender Notice") which (i) states the principal amount of this Bond or the portion thereof desired to be purchased; (ii) states the date on which this Bond or specified portion thereof shall be purchased, which date shall not be prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee (provided, however, that if the seventh day next succeeding the date of such delivery is not a Business Day, such date shall be the next succeeding Business Day), (iii) irrevocably requests such purchase, and (iv) contains an undertaking of the Registered Owner hereof to deliver this Bond to The First National Bank of Boston, as depositary or any successor depositary (the "Depositary"), as provided in such notice; and (B) delivery of this Bond duly endorsed in blank for transfer at the principal office of the Depositary at or prior to 10:00 A.M., Boston time, on the purchase date.

         By the acceptance of this Bond, the Registered Owner agrees that if there are funds available for such purpose in the Bond Purchase Fund established with the Depositary under the Depositary Agreement dated as of July 15, 1989 (as in effect from time to time, the "Depositary Agreement") among the Trustee, the Borrower, the Remarketing Agent and the Depositary, then this Bond or specified portion thereof tendered to the Depositary for purchase as provided in the preceding paragraph shall be, on the date specified in the Bondholder's Tender Notice, purchased at a purchase price equal to the principal amount tendered for purchase plus accrued interest, if any (but excluding Additional Interest, if any), to the date of purchase; provided, however, that if the purchase date for this Bond or portion hereof is an Interest Payment Date, the purchase price hereof shall be the principal amount tendered for purchase and interest (excluding Additional Interest, if any, which shall be paid as provided in Section 4) on this Bond shall be paid to the Registered Owner of this Bond in the normal course. Moneys in the aforesaid Bond Purchase Fund shall be used by the Depositary to purchase tendered Bonds in the chronological order delivered to the Depositary.

         NOTICE BY THE REGISTERED OWNER OF TENDER OF THIS BOND OR SPECIFIED PORTION HEREOF UNDER THIS SUBSECTION IS IRREVOCABLE. BY ACCEPTANCE OF THIS BOND THE REGISTERED OWNER AGREES THAT UPON RECEIPT BY THE DEPOSITARY OF THE PURCHASE PRICE FROM A PURCHASER HEREOF THE REGISTERED OWNER SHALL SURRENDER THIS BOND TO THE DEPOSITARY. IN THE EVENT THAT THE REGISTERED OWNER SHALL FAIL TO DELIVER THIS BOND TO THE DEPOSITARY AS PROVIDED IN ITS BONDHOLDER IS TENDER NOTICE, THIS BOND (OR PORTION THEREOF) PROPOSED TO BE RENDERED FOR REDEMPTION SHALL BE DEEMED TENDERED FOR PURCHASE ON THE TENDER DATE, AND THE TRUSTEE SHALL HOLD THE PURCHASE PRICE THEREFOR FOR PAYMENT UPON SUBSEQUENT PRESENTATION AND SURRENDER OF THIS BOND.

         (e) Tender for Mandatory Purchase or Redemption on Conversion Date or Put Date. As provided in Section 401(e) of the Agreement, this Bond (so long as it is not a Borrower Bond) shall be redeemed or purchased on a Conversion Date or a Put Date at a price equal to the principal amount thereof plus accrued interest (excluding Additional Interest, if any) to the Conversion Date or Put Date.

         By acceptance of this Bond, the Registered Owner agrees to tender this Bond for redemption or purchase in connection with the occurrence of a Conversion Date or a Put Date pursuant to Section 401(e) of the Agreement, except that the Bondholder may under certain circumstances irrevocably elect to retain all or a portion of this Bond by filing with the Trustee (not later than 20 days prior to such Conversion Date or Put Date) a Nontender Election in substantially in the form of Exhibit 401A to the Agreement, all as provided in the Section 401(e) of Agreement. IN THE EVENT THAT THE REGISTERED OWNER SHALL FAIL TO DELIVER ALL OR A PORTION OF THIS BOND WHICH IS SUBJECT TO PURCHASE ON A CONVERSION DATE OR A PUT DATE TO THE TRUSTEE ON SUCH CONVERSION OR PUT DATE, THIS BOND (OR SPECIFIED PORTION HEREOF) SHALL NEVERTHELESS BE DEEMED TO HAVE BEEN TENDERED FOR PURCHASE AND PURCHASED BY THE TRUSTEE ON SUCH CONVERSION OR PUT DATE, AND THE TRUSTEE SHALL HOLD THE PURCHASE PRICE THEREFOR FOR PAYMENT UPON SUBSEQUENT PRESENTATION AND SURRENDER OF THIS BOND.

         By acceptance of this Bond, the Registered Owner appoints the Trustee as its duly authorized representative for purposes of endorsing this Bond, if purchased in accordance with the provisions of Section 401(d) or 401(e) of the Agreement, for transfer to the purchaser thereof in accordance with said Section 401(d) or 401(e).

         (f) Redemption Pursuant to Mandatory Sinking Fund Requirements. The Bonds are also subject to mandatory redemption pursuant to the terms of the mandatory sinking fund requirements and mandatory redemption obligations provided in Section 402 of the Agreement on August 1 in each of the years set forth in the table below, in the principal amounts set forth opposite such years, at a redemption price of 100% of the principal amount redeemed, plus accrued interest to the redemption date (but excluding Additional Interest, if any):

                                    Principal
                              Year                             Amount

                              1990                            $700,000
                              1991                            $700,000
                              1992                            $700,000
                              1993                            $700,000
                              1994                            $700,000
                              1995                            $400,000
                              1996                            $400,000
                              1997                            $400,000
                              1998                            $400,000
                              1999                            $400,000
                              2000                            $400,000
                              2001                            $400,000
                              2002                            $400,000
                              2003                            $400,000

(leaving the principal amount of $400,000 to be paid on the Maturity Date); provided, however, that the principal amount of Bonds required to be redeemed on any such date shall be reduced by the amount, if any, required to be paid by the Borrower to the Bank on such Payment Date pursuant to Section l(a)(i) of the Reimbursement Agreement.

         (g) Notice of Redemption; Selection of Bonds to be Redeemed. Any redemption either as a whole or in part, shall be made upon notice given by mail at least 30 days (or, in the case of redemption on account of a Determination of Taxability, seven (7) days) prior to the date fixed for redemption to the Registered Owners of Bonds to be redeemed; provided, however, that failure duly to give such notice by mail to any Registered Owner, or any defect therein, shall not affect the validity of the proceedings for the redemption of any of the other Bonds. On the date designated for redemption, notice having been given as provided in the Agreement, the Bonds or portions thereof so called for redemption shall become and be due and payable at the redemption price provided for redemption of such Bonds or such portions thereof on such date, and, if moneys for payment of the redemption price and the accrued interest (excluding Additional Interest, if any) shall be held by the Trustee or any paying agent, all as provided in the Agreement, interest on such Bonds or such portions thereof so called for redemption shall cease to accrue, such Bonds or such portions thereof so called for redemption shall cease to be entitled to any benefit or security for redemption under the Agreement, and the Registered Owners thereof shall have no rights in respect of such Bonds or such portions thereof so called for redemption except to receive payment of the redemption price thereof and the accrued interest so held by the Trustee or by any paying agent. If a portion of this Bond shall be called for redemption, a new registered Bond in principal amount equal to the unredeemed portion hereof will be issued to the Registered Owner upon the surrender hereof.

         If less than all of the Bonds shall be called for redemption pursuant to the foregoing subsections (a), (c) or (f), the particular Bonds or portions of Bonds to be redeemed shall be selected by the Trustee in the manner provided in Section 403 of the Agreement. Notice of any redemption shall be given to the extent, and in the manner, required by the Agreement. That portion of this Bond called for redemption shall cease to bear interest on the specified redemption dated provided sufficient moneys as described in the Agreement to redeem such portion and to pay accrued interest (excluding Additional Interest, if any) thereon to the redemption date are on deposit with the Trustee at that time. Thereafter such portion shall cease to be outstanding under the Agreement.

         7. Acceleration. In certain events as provided in the Agreement, the principal of all the Bonds then outstanding under the Agreement may become or be declared due and payable before their stated maturity, together with interest accrued thereon.

         8. Additional Provisions. The Registered Owner shall have no right to enforce the provisions of the Agreement or to institute or appear in proceedings with respect to the Agreement or its enforcement except as provided in the Agreement. Modifications or alterations of the Agreement, or of any supplements thereto, may be made only as provided by the Agreement.

         Reference is hereby made to the Agreement, the Letter of Credit, the Reimbursement Agreement, the Standby Credit Agreement and the Depositary Agreement, each of which is on file and may be inspected during regular business hours at the corporate trust office of the Trustee, for a description of the security for the Bonds and for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Issuer, the Borrower, the Trustee, the Bank, the Depositary and the Registered owner hereof.

         This Bond shall not constitute the personal obligation, either jointly or severally, of any director, officer, employee or agent of the Issuer.

         This Bond shall not be valid or entitled to any security or benefit under the Agreement until the certificate of authentication hereon shall have been signed by the Trustee.

         IN WITNESS WHEREOF, the Massachusetts Industrial Finance Agency has caused this Bond to be duly executed in its name, and its corporate seal to be hereunto manually impressed or imprinted by facsimile and attested, by the manual or facsimile signature of its Executive Director, Deputy Director or General Counsel, or by the Chairman of its Board of Directors.

(Seal or Facsimile)                      MASSACHUSETTS INDUSTRIAL FINANCE AGENCY


                                    By
                       Executive Director/Deputy Director/General Counsel/ Chairman of its Board of Directors

                          CERTIFICATE OF AUTHENTICATION

        This Bond is one of the Bonds described in the aforementioned Agreement.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature

               NOTATIONS OF ELECTION TO CONVERT TO FLEXIBLE RATE.

        A. From ____________, the Bond will bear interest at the rate of ____ percent (___%) per annum through-------------------.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature


        B. From ____________, the Bond will bear interest at the rate of ____ percent (___%) per annum through-------------------.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature


        C. From ____________, the Bond will bear interest at the rate of ____ percent (___%) per annum through-------------------.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature

               NOTATIONS OF ELECTION TO CONVERT TO ADJUSTABLE RATE

        A. From ______________, the Bond will bear interest at the Adjustable Rate until converted to the Flexible Rate or the Fixed Rate.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature

        B. From ______________, the Bond will bear interest at the Adjustable Rate until converted to the Flexible Rate or the Fixed Rate.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature

        C. From ______________, the Bond will bear interest at the Adjustable Rate until converted to the Flexible Rate or the Fixed Rate.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature

                      NOTATION OF CONVERSION TO FIXED RATE

        From _________, this Bond will bear interest at the rate of ______ percent (__%) per annum.

                                            THE FIRST NATIONAL BANK OF BOSTON,
                                                as Trustee


                                            By
                                                Authorized Signature

                              SCHEDULE OF PAYMENTS

        NOTE: At any time at the option of the Registered Owner this Bond may be submitted tot he Trustee for endorsement showing the balance of principal due thereon and the date to which interest has been paid.

                                         Balance of
            Date of Entry              Principal Due
              ==========               =============
              ----------               -------------
 Date of which Interest Paid           Signature of Trustee
==============                         ================
--------------                         ----------------

                                   ASSIGNMENT

        FOR VALUE RECEIVED,                                   , the undersigned,
 hereby sells, assigns and transfers unto

Please insert Social Security or other identifying number of assignee

================================================================================
(please print or typewrite name and address including zip code of transferee)

--------------------------------------------------------------------------------

the within Bond and all rights thereunder and hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------

attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________

                                                    ----------------------------
                                                     NOTICE:  The  signature  to
                                                     this     assignment    must
                                                     correspond with the name as
                                                     it appears upon the face of
                                                     the  within  Bond in  every
                                                     particular,         without
                                                     alteration  or  enlargement
                                                     or any change whatever.

Signature Guarantee:


---------------------------------
Bank, Trust Company or Brokerage Firm


By______________________________
          Authorized Signature